EXHIBIT 10.2


                       COMMONWEALTH BIOTECHNOLOGIES, INC.

                               WARRANT AGREEMENT


                              ______________, 1997



Anderson & Strudwick, Incorporated
1108 E. Main Street
Richmond, Virginia 23219

Ladies and Gentlemen:

         Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Company"), agrees to issue and sell to you warrants (the "Warrants") to purchase the number of shares of common stock (the "Common Stock"), of the Company set forth herein, subject to the terms and conditions contained herein.

         1. Issuance of Warrants; Exercise Price. The Warrants, which shall be in the form attached hereto as Exhibit A, shall be issued to you concurrently with the execution hereof in consideration of the payment by you to the Company of the sum of $0.001 cash per share of Common Stock subject to the Warrants, the receipt and sufficiency of which are hereby acknowledged. The Warrants shall provide that you and such other holder or holders of the Warrants shall have the right to purchase an aggregate of 101,500 shares of Common Stock for an exercise price equal to $9.90 per share (the "Exercise Price") or $1,004,850 in the aggregate. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as hereinafter provided, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock and other securities and property receivable upon exercise of the Warrants. The term "Exercise Price" shall mean, unless the context otherwise requires, the price per share of the Common Stock purchasable under the Warrants as set forth in this Section 1, as adjusted from time to time pursuant to Section 5.

         2. Notices of Record Date; Etc.. In the event of (i) any taking by the Company of a record date with respect to the holders of any class of securities of the Company for purposes of determining which of such holders are entitled to dividends or other distributions (other than regular quarterly dividends), or any right to subscribe for, purchase or otherwise acquire shares of stock of any class or any other securities or property, or to receive any other right, (ii) any capital reorganization of the Company, or reclassification or recapitalization of capital stock of the Company or any transfer in one or more related transactions of all or a majority of the assets or revenue or income generating capacity of the Company to, or

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consolidation or merger of the Company with or into, any other entity or person, or (iii) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or any other class of stock or securities of the Company, or another issuer pursuant to Section 5, receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such event. Any such notice shall be deposited in the United States mail, postage prepaid, at least ten (10) days prior to the date therein specified, and the holder(s) of the Warrant(s) may exercise the Warrant(s) and participate in such event as a registered holder of Common Stock, upon exercise of the Warrant(s) so held, within the ten (10) day period from the date of mailing of such notice.

         3. No Impairment. The Company shall not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or of the Warrants, but will at all times in good faith take any and all action as may be necessary in order to protect the rights of the holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, shares of Common Stock issuable from time to time upon exercise of the Warrants, (b) will not increase the par value of any shares of stock receivable upon exercise of the Warrants above the amount payable in respect thereof upon such exercise, and (c) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of the Warrants, or any of them.

         4. Exercise of Warrants. At any time and from time to time on and after ____________, 1998 and expiring on __________, 2002 at 5:00 p.m.,
Richmond, Virginia time, Warrants may be exercised as to all or any portion of the whole number of shares of Common Stock covered by the Warrants by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares to be purchased in the form attached hereto as Exhibit B and by a check payable to the order of the Company in the amount required for purchase of the shares as to which the Warrant is being exercised, delivered to the Company at its principal office at Commonwealth Biotechnologies, Inc., 911 East Leigh Street, Richmond, Virginia 23219, Attention: Chairman. Upon the exercise of a Warrant in whole or in part, the Company will within five (5) days thereafter, at its expense (including the payment by the Company of any applicable issue or transfer taxes), cause to be issued in the name of and


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delivered to the Warrant holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional share, in lieu thereof such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value of one full share of Common Stock on the date of exercise. Certificates for shares of Common Stock issuable by reason of the exercise of the Warrant or Warrants shall be dated and shall be effective as of the date of the surrendering of the Warrant for exercise, notwithstanding any delays in the actual execution, issuance or delivery of the certificates for the shares so purchased. In the event a Warrant or Warrants is exercised as to less than the aggregate amount of all shares of Common Stock issuable upon exercise of all Warrants held by such person, the Company shall issue a new Warrant to the holder of the Warrant so exercised covering the aggregate number of shares of Common Stock as to which Warrants remain unexercised.

             For purposes of this section, Current Value is defined (i) in the case for which a public market exists for the Common Stock at the time of such exercise, at a price per share equal to (A) the average of the means between the closing bid and asked prices of the Common Stock in the over-the-counter market for 20 consecutive business days commencing 30 business days before the date of such notice, (B) if the Common Stock is quoted on Nasdaq, at the average of the means of the daily closing bid and asked prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice, or (C) if the Common Stock is listed on any national securities exchange or The Nasdaq National Market, at the average of the daily closing prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice, and (ii) in the case no public market exists at the time of such exercise, at the Appraised Value. For the purposes of this Agreement, "Appraised Value" is the value determined in accordance with the following procedures. For a period of five (5) days after the date of an event (a "Valuation Event") requiring determination of Current Value at a time when no public market exists for the Common Stock (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the securities or property at issue, as of the date of the Valuation Event, which will be the fair market value of such securities or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. In the event that the parties are unable to agree upon the Appraised Value of such securities or other property by the end of the Negotiation Period, then the Appraised Value of such securities or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the holders of the Warrants and the Company (the "Appraiser"). If the holders of the Warrants and the Company cannot agree on an Appraiser within two (2) business days after the end of the Negotiation Period, the Company, on the one hand, and the holders of the Warrants, on the other hand, will each select an Appraiser within ten (10) business days after the end of the Negotiation Period and those Appraisers will determine the fair market value of such securities or property, without premium for control or discount for minority interests. Such independent

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Appraiser(s) will be directed to determine fair market value of such securities or property as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by Appraiser(s) of the fair market value will be conclusive and binding on all parties to this Agreement. If there are two Appraisers, and they do not agree as to fair market value, then fair market value shall be determined to be the average of the fair market values as determined by each Appraiser. Appraised Value of each share of Common Stock at a time when (i) the Company is not a reporting company under the Securities Exchange Act of 1934 and (ii) the Common Stock is not traded in the organized securities markets, will, in all cases, be calculated by determining the Appraised Value of the entire Company taken as a whole and dividing that value by the number of shares of Common Stock then outstanding, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. The costs of the Appraiser(s) will be borne by the Company. In no event will the Appraised Value of the Common Stock be less than the per share consideration received or receivable with respect to the Common Stock or securities or property of the same class in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Company, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction.

         5. Protection Against Dilution. The Exercise Price for the shares of Common Stock and number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment from time to time as follows:

                (a) Stock Dividends, Subdivisions, Reclassifications, Etc.. In case at any time or from time to time after the date of execution of this Agreement, the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or a distribution on shares of Common Stock payable in shares of Common Stock or other class of securities, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then, and in each such case, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted in such a manner that the Exercise Price for the shares issuable upon exercise of the Warrants immediately after such event shall bear the same ratio to the Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to such event shall bear to the total number of shares of Common Stock outstanding immediately after such event.

                (b) Adjustment of Number of Shares Purchasable. When any adjustment is required to be made in the Exercise Price under this Section 5,
(i) the number of shares of Common Stock issuable upon exercise of the Warrants shall be changed (upward to the nearest full share) to the number of shares determined by dividing (x) an amount equal to the number

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of shares issuable pursuant to the exercise of the Warrants immediately prior to the adjustment, multiplied by the Exercise Price in effect immediately prior to the adjustment, by (y) the Exercise Price in effect immediately after such adjustment, and (ii) upon exercise of the Warrant, the holder will be entitled to receive the number of shares of other securities referred to in Section 5(a) that such holder would have received had the Warrant been exercised prior to the events referred to in Section 5(a).

                (c) Adjustment for Reorganization, Consolidation, Merger, Etc.. In case of any reorganization or consolidation of the Company with, or any merger of the Company with or into, another entity (other than a consolidation or merger in which the Company is the surviving corporation) or in case of any sale or transfer to another entity of the majority of assets of the Company, the entity resulting from such reorganization or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provision (which shall be fair and equitable to the holders of Warrants) and shall assume the obligations of the Company hereunder (by written instrument executed and mailed to each holder of the Warrants then outstanding) pursuant to which, upon exercise of the Warrants, at any time after the consummation of such reorganization, consolidation, merger or conveyance, the holder shall be entitled to receive the stock or other securities or property that such holder would have been entitled to upon consummation if such holder had exercised the Warrants immediately prior thereto, all subject to further adjustment as provided in this Section 5.

                (d) Certificate as to Adjustments. In the event of adjustment as herein provided in paragraphs of this Section 5, the Company shall promptly mail to each Warrant holder a certificate setting forth the Exercise Price and number of shares of Common Stock issuable upon exercise after such adjustment and setting forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which the Warrants shall be exercisable after any adjustment of the Exercise Price as provided in this Agreement.

                (e) Minimum Adjustment. Notwithstanding the foregoing, no certificate as to adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change in the Exercise Price then in effect of less than five cents ($0.05) and any adjustment of less than five cents ($0.05) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, amounts to five cents ($0.05) or more; provided however, that upon the exercise of a Warrant, the Company shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which such Warrant is exercised.

         6. Registration Rights. The Company agrees to maintain the registration of this Warrant and the shares underlying this Warrant under the Securities Act of 1933, as amended

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(the "Act"), by preparing and filing with the Securities and Exchange Commission such amendments and supplements to the registration statement and prospectus used in connection with the initial registration of this Warrant and the shares underlying this Warrant as may be necessary to keep such registration statement effective and comply with the provisions of the Act with respect to the sale or other disposition of all or a portion of this Warrant and the shares underlying this Warrant; provided, however, that the Company shall have no obligation to file any amendment or supplement after June 25, 2002.

         7.     Indemnification; Contribution.

                (a) Each holder of Common Stock registered pursuant to this Agreement will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein, or (ii) you failed to deliver an amendment or supplement to the prospectus that the Company made available to you prior to the applicable date of sale of Common Stock to which the claim relates and that corrected any statement or omission in a preliminary prospectus, registration statement or prospectus that forms the basis for a claim against the Company.

                (b)     Promptly after receipt by an indemnified party under
Section 7(a) above of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under either such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may otherwise have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof the indemnifying party shall be entitled to assume the defense thereof by notice in writing to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under either of such subsections for any legal expenses of other counsel or any other expense, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation incurred prior to the assumption by the indemnifying party, unless such expenses have been specifically authorized in writing by the

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indemnifying party, the indemnifying party has failed to assume the defense and employ counsel, or the named parties to any such action include both the indemnified party and the indemnifying party, as appropriate, and such indemnified party has been advised by counsel that the representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate due to actual or potential differing interests between them, in each of which cases the fees of counsel for the indemnified party will be paid by the indemnifying party.

                (c) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the holder or holders from this Agreement and from the offering of the shares of Common Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the holders in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this subsection
(c). Except as provided in Section 7(b), the amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any provision in this Section 7(c) to the contrary, no holder shall be liable for any amount, in the aggregate, in excess of the net proceeds to such holder from the sale of such holder's shares (obtained upon exercise of Warrants) giving rise to such losses, claims, damages or liabilities.

                (d) The obligations of the holders of Common Stock under this Section 7 shall be in addition to any liability that such holders may otherwise have and shall extend,

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upon the same terms and conditions to each person, if any, who controls the
Company within the meaning of the Act.

         8. Stock Exchange Listing. In the event the Company lists its Common Stock on any national securities exchange or market, the Company will, at its expense, also list on such exchange, upon exercise of a Warrant, all shares of Common Stock issuable pursuant to such Warrant.

         9. Restrictive Legend. Executed copies of this Agreement shall be filed in the principal office of the Company. Instruments evidencing all or part of the Warrants shall contain the legend shown on Exhibit A until _______________, 1998, after which time such legend may be removed at the request of the holder thereof.

         10. Successors and Assigns; Binding Effect. This Agreement shall be binding upon and inure to the benefit of you and the Company and their respective successors and permitted assigns.

         11. Notices. Any notice hereunder shall be given by registered or certified mail, if to the Company, at its principal office referred to in
Section 5 and, if to the holders, to their respective addresses shown in the Warrant ledger of the Company, provided that any holder may at any time on three
(3) days' written notice to the Company designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         12. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

         13. Assignment; Replacement of Warrants. The Warrants may be sold, transferred, assigned, pledged or hypothecated by you prior to _____________, 1998 only to bona fide officers of Anderson & Strudwick, Incorporated, who in turn shall be subject to the same restriction. If the Warrant or Warrants are assigned, in whole or in part, the Warrants shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of shares not assigned, and the assignee shall be entitled to receive a new Warrant covering the number of shares so assigned. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and appropriate bond or indemnification protection, the Company shall issue a new Warrant of like tenor.

         14. Rights of Stockholders. Until exercised, the Warrants shall not entitle the holders thereof to any of the rights of a stockholder of the Company.

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         15.    Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of choice of laws thereof.

         16. Definition. All references to the word "you" in this Agreement shall be deemed to apply with equal effect to any persons or entities to whom Warrants have been transferred in accordance with the terms hereof, and, where appropriate, to any persons or entities holding shares of Common Stock issuable upon exercise of Warrants.

         17. Headings. The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.

                                Very truly yours,

                                COMMONWEALTH BIOTECHNOLOGIES, INC.



                                By:______________________________
                                   President


Accepted as of the ____ day of __________, 1997.

ANDERSON & STRUDWICK, INCORPORATED



By:__________________________
   L. McCarthy Downs, III
   Senior Vice President

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                                                                     EXHIBIT A

                                                                 No. _________

                                                                 101,500 Shares

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                         COMMON STOCK PURCHASE WARRANT


         THIS IS TO CERTIFY that ANDERSON & STRUDWICK, INCORPORATED or its assigns as permitted in that certain Warrant Agreement (the "Warrant Agreement") dated ___________, 1997 between the Company (as hereafter defined) and Anderson & Strudwick, Incorporated is entitled to purchase at any time or from time to time on or after ____________, 1998 until 5:00 p.m., Richmond, Virginia time on ___________, 2002, 101,500 shares of Common Stock of Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Company"), for an exercise price per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Company. The holder of this Warrant and the shares issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided in the Warrant Agreement.

         UNTIL _____________, 1998, NEITHER ANDERSON & STRUDWICK, INCORPORATED NOR ANY ASSIGNEE OF ALL OR A PORTION OF THE RIGHTS PURSUANT TO THIS WARRANT MAY SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE ANY OF ITS RIGHTS PURSUANT TO THIS WARRANT OTHER THAN TO BONA FIDE OFFICERS OF ANDERSON & STRUDWICK, INCORPORATED.

         Subject to the provisions of the Securities Act of 1933, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Company at Commonwealth Biotechnologies, Inc., 911 East Leigh Street, Richmond, Virginia 23219,
Attention: Chairman, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its corporate seal to be hereunto affixed by its proper corporate officers thereunto duly authorized.

                                     COMMONWEALTH BIOTECHNOLOGIES, INC.


                                     By:_______________________________ (SEAL)
                                        President




ATTEST:


________________________
Secretary

                                                                    EXHIBIT B


                              FORM OF SUBSCRIPTION


To Commonwealth Biotechnologies, Inc.:

      The undersigned, the holder of Warrant Number ____, hereby irrevocably elects to exercise the purchase right represented by such Warrant, and to purchase thereunder_________ * shares of Common Stock of Commonwealth Biotechnologies, Inc. and herewith makes a payment in cash or by check of $________ thereof and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned. The undersigned acknowledges and agrees that the shares of Common Stock to be received by the undersigned are subject to the restrictions on transfer set forth in the Warrant.


                                                     _________________________
                                                     (Signature)

                                                     _________________________
                                                     _________________________
                                                     (Address)

Dated:______________


      *Insert here the number of shares set forth on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment (which adjustment will be made in the issuance of such Common Stock, other stock, securities, property, or cash) for additional Common Stock or any other stock or other securities or property or cash that, pursuant to the adjustment provisions of the Warrant, is deliverable upon exercise.


                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers unto ________________ the right represented by Warrant Number ____ to purchase ________ shares of Common Stock of Commonwealth Biotechnologies, Inc. to which the attached Warrant related, and appoints _______________________ as Attorney-in-Fact to transfer such right on the books of Commonwealth Biotechnologies, Inc. with the full power of substitution in the premises.

         The undersigned represents and warrants that the transfer of the attached Warrant is permitted by the terms of the Warrant Agreement pursuant to which the attached Warrant has been issued, and the transferee hereof, by acceptance of this Assignment, agrees to be bound by the terms of the Warrant Agreement with the same force and effect as if a signatory thereto.


                                                     _________________________
                                                     (Signature)


                                                     _________________________
                                                     _________________________
                                                     (Address)

Dated:_________________